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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: January 20, 2000
                       ----------------------------------
                       (Date of earliest event reported)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       333-61783                    3411414

(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


                       245 Park Avenue, New York, NY 10167
                       -----------------------------------
                    (Address of principal executive offices)

                        Exhibit Index Located on Page 3

       Registrant's telephone number, including area code: (212) 272-2000

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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

ITEM 5. OTHER EVENTS

     Attached as Exhibit 99.1 to this Current Report are certain materials ("Collateral Term Sheets") furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in connection with the Registrant's proposed offering of certain classes of its Commercial Mortgage Pass-Through Certificates, Series 2000-WF1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61783) (the "Registration Statement"). These Collateral Term Sheets will be incorporated by reference in the Registration Statement.

     The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation thereof.

     Any statement or information contained in the Collateral Term Sheets may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits

Exhibit 99.1 Collateral Term Sheets provided by Bear, Stearns & Co. Inc.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES INC.


                                     By:  /s/ Michael A. Forastiere
                                          -------------------------------------
                                          Name:    Michael A. Forastiere
                                          Title:   Vice President

Date: January 20, 2000

                                       2

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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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Exhibit No.             Description                                                            Page
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
99.1              Collateral Term Sheets provided by Bear, Stearns & Co. Inc.

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